UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): April 28, 2006

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 1.02.     Termination of a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.02 by reference.

Item 2.02.     Results of Operations and Financial Condition.

Quarterly Results Press Release

On May 2, 2006, a press release was issued regarding the second quarter results of Emerson Electric Co. (the “Company”). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons why management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 28, 2006, the Company entered into a $2.8 billion five-year revolving credit facility (the “2006 Facility”). The 2006 Facility replaces a $1 billion five-year revolving credit facility dated March 11, 2005 and a $1.83 billion revolving credit facility dated March 12, 2004. The 2006 Facility expires in April 2011. There are no outstanding loans or letters of credit under the 2006 Facility. The Company has not previously incurred any borrowings under this or prior similar facilities, and has no current intention to do so now or in the foreseeable future. The 2006 Facility, and similar past facilities, are kept in place by the Company to support general corporate purposes, including commercial paper borrowings.

The 2006 Facility is unsecured and may be advanced as syndicate, swingline or competitive bid loans, or as letters of credit, subject to certain limitations. Various interest rate alternatives are available, at the Company’s option, under the 2006 Facility. Loans and letters of credit may be denominated in U.S. dollars or certain other currencies at the option of the Company. The Company must pay facility fees on the aggregate amounts available under the 2006 Facility, as specified in the credit agreement. The 2006 Facility contains customary representations, warranties, and covenants, breaches of which may be grounds for termination. Other events of default include the Company’s failure to pay material debt, certain insolvency, bankruptcy or ERISA events, material unpaid judgments, or a change in control of 50% or more of the Company’s outstanding common stock.

The foregoing summary of the 2006 Facility is not complete and is qualified in its entirety by reference to the actual credit agreement, which is attached as Exhibit 10.1, hereto and is incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Jan ’06	Feb ’06	Mar ’06
Process Management	+10	+15 to +20	+15 to +20
Industrial Automation	+5 to +10	+5 to +10	+10
Network Power	>20+	>20+	>20+
Climate Technologies	+10 to +15	+10 to +15	+5
Appliance and Tools	+5	0 to +5	+5
Total Emerson	+10 to +15	+10 to +15	+10 to +15

March 2006 Order Comments:

Order growth maintained a double-digit pace during the quarter led by Network Power, Process Management and Industrial Automation. Unfavorable currency exchange rates reduced orders by approximately 1 percentage point.

Process Management orders remained strong, with particular strength in the United States, Asia and Latin America. This segment continued to have balanced growth across the valves, measurement, and systems businesses.

Orders for Industrial Automation were led by continued broad strength in the industrial economy of the United States and strengthening demand from Europe. The growth for this segment was led by the power generating alternator and the mechanical power transmission businesses.

Network Power orders continued at high levels due to strong growth in the key computing and telecommunications end-markets in the United States and China. The growth continued to be driven by the power systems and the embedded power businesses.

Orders growth for Climate Technologies slowed down as the United States residential air-conditioning industry continued the conversion to higher efficiency units. This segment continued to benefit from growth in Europe, domestic refrigeration and the solutions business.

Appliance and Tools had solid growth from the tools and storage business driven by activity in the non-residential construction markets. The motors and appliance components business experienced a modest order decline during the quarter.

Upcoming Investor Events

Emerson senior management will discuss the Company’s second quarter 2006 results during an investor conference call that will be held on Tuesday, May 2, 2006. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description of Exhibits

10.1 99.1	Long-Term Credit Agreement dated as of April 28, 2006. Emerson’s May 2, 2006 Press Release announcing its second quarter 2006 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: May 2, 2006	By:	/s/ H. M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1 99.1	Long-Term Credit Agreement dated as of April 28, 2006. Emerson’s May 2, 2006 Press Release announcing its second quarter 2006 results.